Rule 497(e)
File Nos. 811-4052
and 2-91556

SUPPLEMENT DATED DECEMBER 31, 2005
TO THE
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
OF THE
FUNDS INDICATED BELOW

     The following supplements the section of the Prospectus for the Funds listed below entitled “MANAGEMENT OF THE FUNDS”:

     On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become an indirect wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Funds’ existing investment management contract to terminate.

     As of December 31, 2005, the Funds’ shareholders had not yet approved the new investment management contract. As a result, the Funds’ Board has approved interim investment management contracts with the Manager, to ensure that each Fund’s assets continue to be managed without interruption. If a new management contract is not approved by April 30, 2006, the interim management contracts will terminate on that date. Management fees will be held in escrow and not paid to the Manager until shareholders approve the new investment management contract with the Manager. If shareholders do not approve the contract, the management fees held in escrow will be disbursed in accordance with applicable law.

CITIFUNDS TRUST III	December 31, 2005
Citi Cash Reserves
Citi California Tax Free Reserves
Citi New York Tax Free Reserves
Citi Tax Free Reserves